UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2017

TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant)

Delaware (State or other jurisdiction of incorporation or organization)	001-34657 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75201
(Zip Code)
214-932-6600
(Registrant's telephone number,
including area code)
N/A
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

(a)
On April 19, 2017, Texas Capital Bancshares, Inc. issued a press release and made a concurrent public presentation regarding its operating and financial results for its fiscal quarter ended March 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation is attached hereto as Exhibit 99.2.

The information in Item 2.02 of this report (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 18, 2017, Texas Capital Bancshares, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the "Annual Meeting"). The matters voted on at the Annual Meeting and final voting results are summarized below.

Proposal One - A Company proposal to elect twelve directors for a term of one year or until their successors are elected and qualified:

	Number of Shares
	Voted For	Votes Withheld	Broker Non-Votes
Larry L. Helm	43,325,724	381,240	2,211,619
C. Keith Cargill	43,481,963	225,001	2,211,619
Peter B. Bartholow	39,464,650	4,242,314	2,211,619
James H. Browning	43,405,182	301,782	2,211,619
Preston M. Geren III	43,563,180	143,784	2,211,619
Charles S. Hyle	43,563,674	143,290	2,211,619
Elysia Holt Ragusa	43,401,030	305,934	2,211,619
Steven P. Rosenberg	43,128,810	578,154	2,211,619
Robert W. Stallings	43,327,505	379,459	2,211,619
Dale W. Tremblay	39,265,517	4,441,447	2,211,619
Ian J. Turpin	43,133,053	573,911	2,211,619
Patricia A. Watson	43,386,379	320,585	2,211,619
Each of the twelve director nominees was elected for a one-year term.

Proposal 2 - A Company proposal to approve, on an advisory basis, the 2016 compensation of our named executive officers:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
42,200,644	1,501,581	4,739	2,211,619

The 2016 compensation of our named executive officers was approved on an advisory basis.

Proposal 3 - A Company proposal to approve, on an advisory basis, the frequency of stockholder advisory voting on the compensation of our named executive officers:

Number of Shares
One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
38,026,782	2,040	5,653,993	24,149	2,211,619

The majority of our stockholders voted for “one year” with respect to the frequency of advisory voting on executive compensation. Based on these results, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year.

Proposal 4 - A Company proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
45,385,118	531,255	2,210	0

The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm was ratified.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated April 19, 2017 announcing Texas Capital Bancshares, Inc.'s operating and financial results for its fiscal quarter ended March 31, 2017

99.2	Presentation given April 19, 2017 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended March 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 19, 2017	TEXAS CAPITAL BANCSHARES, INC.

		By:	/s/ Peter B. Bartholow
Peter B. Bartholow Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated April 19, 2017 announcing Texas Capital Bancshares, Inc.'s operating and financial results for its fiscal quarter ended March 31, 2017

99.2	Presentation given April 19, 2017 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended March 31, 2017